Featured Community: Camden Clearwater • Clearwater, FL • 360 Apartment Homes • Year Built 2020

CAMDEN[SM]

Living Excellence

3Q25 Earnings Release & Supplemental Financial Information

2800 Post Oak Boulevard, Suite 2700 • Houston, TX 77056 • (713) 354-2500 • camdenliving.com
Investors Relations Contact • Kim Callahan • (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES THIRD QUARTER 2025 OPERATING RESULTS

Houston, Texas (November 6, 2025) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and nine months ended September 30, 2025. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three and nine months ended September 30, 2025 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended September 30,		Nine Months Ended September 30,
Per Diluted Share	2025	2024	2025	2024
EPS	$1.00	($0.04)	$2.10	$1.13
FFO	$1.67	$1.65	$5.04	$5.02
Core FFO	$1.70	$1.71	$5.12	$5.12
Core AFFO	$1.43	$1.48	$4.44	$4.42

	Three Months Ended	3Q25 Guidance	3Q25 Guidance
Per Diluted Share	September 30, 2025	Midpoint	Variance
EPS	$1.00	$1.03	($0.03)
FFO	$1.67	$1.66	$0.01
Core FFO	$1.70	$1.69	$0.01

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	3Q25 vs. 3Q24	3Q25 vs. 2Q25	2025 vs. 2024
Revenues	0.8%	0.1%	0.9%
Expenses	2.3%	1.4%	1.7%
Net Operating Income ("NOI")	0.0%	(0.6)%	0.4%

Same Property Results	3Q25	3Q24	2Q25
Occupancy	95.5%	95.5%	95.6%

“We are pleased to report that our third quarter 2025 Core FFO was approximately $0.01 per share better than anticipated," said Richard J. Campo, Camden’s Chairman and CEO. “As a result of this outperformance, along with positive impacts expected in the fourth quarter from the timing and volume of future acquisition/disposition activity and lower than expected borrowing costs, we are raising the midpoint of our 2025 Core FFO guidance from $6.81 to $6.85 per share. We are also maintaining our full-year 2025 outlook for same property net operating income, with slight reductions to projected same property revenue growth offset by lower anticipated expense growth at the revised midpoints of our guidance ranges.”

For 2025, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Effective (1)	3Q25	3Q24	2Q25
Effective New Lease Rates	(2.5)%	(2.1)%	(2.1)%
Effective Renewal Rates	3.5%	4.0%	3.8%
Effective Blended Lease Rates	0.6%	1.0%	0.7%
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Occupancy, Bad Debt and Turnover Data	3Q25	3Q24	2Q25
Occupancy	95.5%	95.5%	95.6%
Bad Debt	0.6%	0.9%	0.6%
Annualized Gross Turnover	57%	59%	51%
Annualized Net Turnover	44%	47%	39%

Development Activity
During the quarter, lease-up was completed at Camden Durham in Durham, NC and construction was completed at Camden Village District in Raleigh, NC. Additionally, leasing continued at Camden Long Meadow Farms in Richmond, TX.

Development Communities - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 10/31/2025
Camden Long Meadow Farms	Richmond, TX	188	$72.6	89%
Camden Village District	Raleigh, NC	369	138.6	50%
Total		557	$211.2

Development Communities - Construction Ongoing ($ in millions)

		Total	Total
Community Name	Location	Homes	Estimated Cost
Camden South Charlotte	Charlotte, NC	420	$163.0
Camden Blakeney	Charlotte, NC	349	154.0
Camden Nations	Nashville, TN	393	184.0
Total		1,162	$501.0

Acquisition and Disposition Activity
During the quarter, the Company disposed of two operating communities that operated as one dual-phased community in Houston, TX and one operating community in Dallas, TX comprising a total of 626 apartment homes for approximately $113.5 million and recognized a gain of approximately $85.6 million.

Share Repurchase
During the quarter, Camden repurchased 465,742 common shares at an average price of $107.33 per share for a total of $50.0 million. The Company currently has approximately $400.0 million remaining under its stock repurchase program.

Liquidity Analysis
As of September 30, 2025, Camden had approximately $796.3 million of liquidity comprised of approximately $25.9 million in cash and cash equivalents, and approximately $770.4 million of availability under its unsecured credit facility and commercial paper program. At quarter-end, the Company had approximately $269.1 million left to fund under its existing wholly-owned development pipeline.

Earnings Guidance
Camden updated its earnings guidance for 2025 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for fourth quarter 2025 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	4Q25	2025	2025 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.33 - $0.37	$2.42 - $2.46	$2.44	$2.38	$0.06
FFO	$1.68 - $1.72	$6.72 - $6.76	$6.74	$6.70	$0.04
Core FFO(1)	$1.71 - $1.75	$6.83 - $6.87	$6.85	$6.81	$0.04
(1) The Company's 2025 core FFO guidance excludes approximately $0.11 per share of non-core charges for legal costs and settlements and expensed transaction pursuit costs.

	2025	2025 Midpoint
Same Property Growth Guidance	Range	Current	Prior	Change
Revenues	0.50% - 1.00%	0.75%	1.00%	(0.25)%
Expenses	1.50% - 2.00%	1.75%	2.50%	(0.75)%
NOI	(0.25%) - 0.75%	0.25%	0.25%	0.00%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2025 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, November 7, 2025 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 7955356
Webcast: https://investors.camdenliving.com

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 174 properties containing 59,416 apartment homes across the United States. Upon completion of 3 properties currently under development, the Company’s portfolio will increase to 60,578 apartment homes in 177 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 18 consecutive years, most recently ranking #18. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Property revenues	$395,676	$387,232	$1,182,750	$1,157,523

Adjusted EBITDAre	225,753	223,990	680,389	672,166

Net income (loss) attributable to common shareholders	108,934	(4,204)	228,426	122,602
Per share - basic	1.00	(0.04)	2.10	1.13
Per share - diluted	1.00	(0.04)	2.10	1.13

Funds from operations	184,206	181,503	555,328	553,008
Per share - diluted	1.67	1.65	5.04	5.02

Core funds from operations	186,776	188,123	564,151	563,617
Per share - diluted	1.70	1.71	5.12	5.12

Core adjusted funds from operations	157,502	162,447	488,811	486,321
Per share - diluted	1.43	1.48	4.44	4.42

Dividends per share	1.05	1.03	3.15	3.09
Dividend payout ratio (FFO)	62.9%	62.4%	62.5%	61.6%

Interest expensed	34,995	32,486	104,160	97,250
Interest capitalized	3,527	4,586	10,554	14,345
Total interest incurred	38,522	37,072	114,714	111,595

Net Debt to Annualized Adjusted EBITDAre (a)	4.2x	3.9x	4.2x	3.9x
Interest expense coverage ratio	6.5x	6.9x	6.5x	6.9x
Total interest coverage ratio	5.9x	6.0x	5.9x	6.0x
Fixed charge expense coverage ratio	6.5x	6.9x	6.5x	6.9x
Total fixed charge coverage ratio	5.9x	6.0x	5.9x	6.0x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.7x	3.8x	3.7x	3.8x

Same property NOI growth (b) (c)	0.0%	0.0%	0.4%	1.0%
(# of apartment homes included)	56,156	55,866	56,156	55,866

Same property turnover
Gross turnover of apartment homes (annualized)	57%	59%	49%	52%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	44%	47%	38%	41%

	As of September 30,		As of September 30,
	2025	2024	2025	2024
Total assets	$9,055,166	$8,947,181	$9,055,166	$8,947,181
Total debt	$3,740,227	$3,451,798	$3,740,227	$3,451,798
Common and common equivalent shares, outstanding end of period (d)	109,842	110,099	109,842	110,099
Share price, end of period	$106.78	$123.53	$106.78	$123.53
Book equity value, end of period (e)	$4,611,775	$4,814,278	$4,611,775	$4,814,278
Market equity value, end of period (f)	$11,728,929	$13,600,529	$11,728,929	$13,600,529

(a) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by either 4 for quarter results or 1.33 for 9 month results.
(b) "Same Property" Communities are communities which were wholly-owned by the Company and stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale.
(c) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.
(d) Includes at September 30, 2025: 108,248 common shares (including 61 common share equivalents related to share awards), plus 1,594 common share equivalents upon the assumed conversion of non-controlling units.
(e) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(f) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 24 - 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
OPERATING DATA

Property revenues (a)	$395,676	$387,232	$1,182,750	$1,157,523

Property expenses
Property operating and maintenance	96,646	95,940	279,375	275,110
Real estate taxes	49,050	47,420	149,413	145,684
Total property expenses	145,696	143,360	428,788	420,794

Non-property income
Fee and asset management	2,565	1,707	7,685	5,597
Interest and other income	78	1,076	156	4,442
Income on deferred compensation plans	6,749	8,248	16,297	15,140
Total non-property income	9,392	11,031	24,138	25,179

Other expenses
Property management	8,863	9,817	28,457	29,057
Fee and asset management	965	623	2,277	1,541
General and administrative	19,612	18,845	59,503	53,692
Interest	34,995	32,486	104,160	97,250
Depreciation and amortization	159,474	145,844	460,834	436,540
Expense on deferred compensation plans	6,749	8,248	16,297	15,140
Total other expenses	230,658	215,863	671,528	633,220

Impairment associated with land development activities	—	(40,988)	—	(40,988)
Loss on early retirement of debt	—	—	—	(921)
Gain on sale of operating properties	85,645	—	132,938	43,806
Income (loss) from continuing operations before income taxes	114,359	(1,948)	239,510	130,585
Income tax expense	(780)	(390)	(2,570)	(2,354)
Net income (loss)	113,579	(2,338)	236,940	128,231
Net income allocated to non-controlling interests	(4,645)	(1,866)	(8,514)	(5,629)
Net income (loss) attributable to common shareholders	$108,934	($4,204)	$228,426	$122,602

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income (loss)	$113,579	($2,338)	$236,940	$128,231
Other comprehensive income (loss)
Unrealized gain on cash flow hedging activities	—	—	—	85
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	351	358	1,053	1,808
Comprehensive income (loss)	113,930	(1,980)	237,993	130,124
Net income allocated to non-controlling interests	(4,645)	(1,866)	(8,514)	(5,629)
Comprehensive income (loss) attributable to common shareholders	$109,285	($3,846)	$229,479	$124,495

PER SHARE DATA

Total earnings per common share - basic	$1.00	($0.04)	$2.10	$1.13
Total earnings per common share - diluted	1.00	(0.04)	2.10	1.13

Weighted average number of common shares outstanding:
Basic	108,524	108,426	108,564	108,513
Diluted	108,580	108,426	108,617	108,547

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended September 30, 2025, we recognized $395.7 million of property revenue which consisted of approximately $351.5 million of rental revenue and approximately $44.2 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $387.2 million recognized for the three months ended September 30, 2024, made up of approximately $344.9 million of rental revenue and approximately $42.3 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the nine months ended September 30, 2025, we recognized $1,182.8 million of property revenue which consisted of approximately $1,052.2 million of rental revenue and approximately $130.6 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to the $1,157.5 million of property revenue recognized for the nine months ended September 30, 2024, made up of approximately $1,031.0 million of rental revenue and approximately $126.5 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $11.8 million and $10.7 million for the three months ended September 30, 2025 and 2024, respectively and was $34.8 million and $31.9 million for the nine months ended September 30, 2025 and 2024, respectively.

Note: Please refer to pages 24 - 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
FUNDS FROM OPERATIONS

Net income (loss) attributable to common shareholders	$108,934	($4,204)	$228,426	$122,602
Real estate depreciation and amortization	156,272	142,853	451,326	427,595
Income allocated to non-controlling interests	4,645	1,866	8,514	5,629
Gain on sale of operating properties	(85,645)	—	(132,938)	(43,806)
Impairment associated with land development activities	—	40,988	—	40,988
Funds from operations	$184,206	$181,503	$555,328	$553,008

Less: Casualty-related expenses, net of recoveries (a)	(444)	2,833	(1,413)	2,769
Plus: Severance (b)	—	—	—	506
Plus: Legal costs and settlements (b)	2,151	1,301	6,334	3,267
Plus: Loss on early retirement of debt	—	—	—	921
Plus: Expensed transaction, development, and other pursuit costs (b)	695	833	3,658	1,493
Plus: Advocacy contributions (c)	—	1,653	—	1,653
Plus: Other miscellaneous items (a)	168	—	244	—
Core funds from operations	$186,776	$188,123	$564,151	$563,617

Less: Recurring capitalized expenditures (d)	(29,274)	(25,676)	(75,340)	(77,296)

Core adjusted funds from operations	$157,502	$162,447	$488,811	$486,321

PER SHARE DATA
Funds from operations - diluted	$1.67	$1.65	$5.04	$5.02
Core funds from operations - diluted	1.70	1.71	5.12	5.12
Core adjusted funds from operations - diluted	1.43	1.48	4.44	4.42
Distributions declared per common share	1.05	1.03	3.15	3.09

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	110,174	110,082	110,211	110,141

PROPERTY DATA
Total operating properties (end of period) (e)	174	172	174	172
Total operating apartment homes in operating properties (end of period) (e)	59,416	58,250	59,416	58,250
Total operating apartment homes (weighted average)	59,059	58,453	59,255	58,344

.

(a) Non-core adjustment generally recorded within Property NOI.

(b) Non-core adjustment generally recorded within General and Administrative Expenses.

(c) Non-core adjustment generally recorded within Property Management Expenses.

(d) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(e) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 24 - 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024
ASSETS
Real estate assets, at cost
Land	$1,791,077	$1,789,207	$1,763,468	$1,722,526	$1,718,185
Buildings and improvements	11,812,521	11,763,017	11,550,852	11,319,460	11,222,261
	13,603,598	13,552,224	13,314,320	13,041,986	12,940,446
Accumulated depreciation	(5,234,087)	(5,128,622)	(5,011,583)	(4,867,422)	(4,725,152)
Net operating real estate assets	8,369,511	8,423,602	8,302,737	8,174,564	8,215,294
Properties under development and land	384,124	380,437	403,657	401,542	418,209
Total real estate assets	8,753,635	8,804,039	8,706,394	8,576,106	8,633,503
Accounts receivable – affiliates	8,889	8,889	8,950	8,991	8,993
Other assets, net (a)	255,333	262,100	239,999	234,838	262,339
Cash and cash equivalents	25,931	33,091	26,182	21,045	31,234
Restricted cash	11,378	11,454	11,607	11,164	11,112
Total assets	$9,055,166	$9,119,573	$8,993,132	$8,852,144	$8,947,181

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,409,691	$3,495,487	$3,405,255	$3,155,233	$3,121,499
Secured	330,536	330,476	330,416	330,358	330,299
Accounts payable and accrued expenses	232,960	206,018	195,197	215,179	221,880
Accrued real estate taxes	129,697	91,954	46,192	78,529	131,693
Distributions payable	115,518	116,007	115,983	113,549	113,505
Other liabilities (b)	224,989	219,635	212,871	212,107	214,027
Total liabilities	4,443,391	4,459,577	4,305,914	4,104,955	4,132,903

Equity
Common shares of beneficial interest	1,157	1,157	1,157	1,158	1,158
Additional paid-in capital	5,945,277	5,941,893	5,936,982	5,930,729	5,927,477
Distributions in excess of net income attributable to common shareholders	(1,011,983)	(1,007,075)	(973,416)	(897,931)	(826,725)
Treasury shares	(400,185)	(350,166)	(351,092)	(359,732)	(359,989)
Accumulated other comprehensive income (c)	2,027	1,676	1,325	974	641
Total common equity	4,536,293	4,587,485	4,614,956	4,675,198	4,742,562
Non-controlling interests	75,482	72,511	72,262	71,991	71,716
Total equity	4,611,775	4,659,996	4,687,218	4,747,189	4,814,278
Total liabilities and equity	$9,055,166	$9,119,573	$8,993,132	$8,852,144	$8,947,181

(a) Includes net deferred charges of:	$1,296	$1,953	$2,730	$2,675	$3,244

(b) Includes deferred revenues of:	$624	$692	$760	$767	$830

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2025 (in apartment homes)

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Grand Total
D.C. Metro (a)	6,194	—	—	—	6,194
Houston, TX	8,477	189	188	—	8,854
Phoenix, AZ	4,426	—	—	—	4,426
Dallas, TX	5,940	—	—	—	5,940
Atlanta, GA	4,036	234	—	—	4,270
SE Florida	3,050	—	—	—	3,050
Orlando, FL	3,954	—	—	—	3,954
Tampa, FL	3,104	360	—	—	3,464
Charlotte, NC	3,123	387	—	769	4,279
Denver, CO	2,873	—	—	—	2,873
Raleigh, NC	3,252	420	369	—	4,041
Austin, TX	3,360	678	—	—	4,038
San Diego/Inland Empire, CA	1,797	—	—	—	1,797
Los Angeles/Orange County, CA	1,812	—	—	—	1,812
Nashville, TN	758	435	—	393	1,586
Total Portfolio	56,156	2,703	557	1,162	60,578

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION			WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (c)

	"Same Property" Communities	Operating Communities (b)	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024
D.C. Metro (a)	14.2%	13.6%	96.7%	97.3%	97.1%	96.8%	96.7%
Houston, TX	11.8%	11.8%	94.8%	95.1%	95.1%	95.1%	95.4%
Phoenix, AZ	8.6%	8.3%	94.9%	94.4%	95.4%	95.4%	93.8%
Dallas, TX	8.0%	7.6%	95.4%	95.3%	95.0%	94.9%	95.4%
Atlanta, GA	6.7%	6.6%	95.8%	95.3%	95.1%	93.9%	94.3%
SE Florida	6.9%	6.8%	95.2%	95.5%	95.2%	94.8%	96.2%
Orlando, FL	6.9%	6.6%	95.9%	95.7%	95.8%	95.3%	95.7%
Tampa, FL	6.2%	6.6%	94.9%	95.4%	96.3%	96.9%	95.6%
Charlotte, NC	5.4%	5.8%	95.1%	95.4%	95.2%	95.2%	95.5%
Denver, CO	5.9%	5.7%	96.6%	97.0%	95.0%	95.7%	96.7%
Raleigh, NC	4.8%	5.3%	95.4%	95.6%	95.6%	95.5%	95.5%
Austin, TX	3.9%	4.4%	95.2%	94.7%	93.6%	93.5%	94.0%
San Diego/Inland Empire, CA	4.7%	4.4%	95.8%	96.1%	95.7%	95.7%	96.1%
Los Angeles/Orange County, CA	4.5%	4.5%	95.5%	95.6%	94.1%	93.6%	94.0%
Nashville, TN	1.5%	2.0%	94.8%	94.8%	92.2%	92.8%	94.8%
Total Portfolio	100.0%	100.0%	95.5%	95.6%	95.3%	95.2%	95.4%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended September 30,			Nine Months Ended September 30,
Property Revenues	Homes	2025	2024	Change	2025	2024	Change
"Same Property" Communities (a)	56,156	$374,669	$371,684	$2,985	$1,120,199	$1,110,735	$9,464
Non-"Same Property" Communities (b)	2,703	15,938	7,505	8,433	40,507	19,370	21,137
Development and Lease-Up Communities (c)	1,719	1,876	424	1,452	3,889	623	3,266
Disposition/Other (d)	—	3,193	7,619	(4,426)	18,155	26,795	(8,640)
Total Property Revenues	60,578	$395,676	$387,232	$8,444	$1,182,750	$1,157,523	$25,227

Property Expenses
"Same Property" Communities (a)	56,156	$136,786	$133,717	$3,069	$402,377	$395,540	$6,837
Non-"Same Property" Communities (b)	2,703	6,144	3,214	2,930	15,499	9,121	6,378
Development and Lease-Up Communities (c)	1,719	1,352	255	1,097	3,075	395	2,680
Disposition/Other (d)	—	1,414	6,174	(4,760)	7,837	15,738	(7,901)
Total Property Expenses	60,578	$145,696	$143,360	$2,336	$428,788	$420,794	$7,994

Property Net Operating Income
"Same Property" Communities (a)	56,156	$237,883	$237,967	($84)	$717,822	$715,195	$2,627
Non-"Same Property" Communities (b)	2,703	9,794	4,291	5,503	25,008	10,249	14,759
Development and Lease-Up Communities (c)	1,719	524	169	355	814	228	586
Disposition/Other (d)	—	1,779	1,445	334	10,318	11,057	(739)
Total Property Net Operating Income	60,578	$249,980	$243,872	$6,108	$753,962	$736,729	$17,233

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2024, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2024, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	COMPONENTS OF PROPERTY
SEQUENTIAL NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

		Three Months Ended
	Apartment	September 30,	June 30,	March 31,	December 31,	September 30,
Property Revenues	Homes	2025	2025	2025	2024	2024
"Same Property" Communities (a)	56,156	$374,669	$374,168	$371,362	$369,757	$371,684
Non-"Same Property" Communities (b)	2,703	15,938	13,824	10,746	8,250	7,505
Development and Lease-Up Communities (c)	1,719	1,876	1,199	813	625	424
Disposition/Other (d)	—	3,193	7,318	7,644	7,687	7,619
Total Property Revenues	60,578	$395,676	$396,509	$390,565	$386,319	$387,232

Property Expenses
"Same Property" Communities (a)	56,156	$136,786	$134,951	$130,640	$127,800	$133,717
Non-"Same Property" Communities (b)	2,703	6,144	5,344	4,011	2,983	3,214
Development and Lease-Up Communities (c)	1,719	1,352	947	776	436	255
Disposition/Other (d)	—	1,414	2,430	3,993	6,792	6,174
Total Property Expenses	60,578	$145,696	$143,672	$139,420	$138,011	$143,360

Property Net Operating Income
"Same Property" Communities (a)	56,156	$237,883	$239,217	$240,722	$241,957	$237,967
Non-"Same Property" Communities (b)	2,703	9,794	8,480	6,735	5,267	4,291
Development and Lease-Up Communities (c)	1,719	524	252	37	189	169
Disposition/Other (d)	—	1,779	4,888	3,651	895	1,445
Total Property Net Operating Income	60,578	$249,980	$252,837	$251,145	$248,308	$243,872

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2024, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2024, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	"SAME PROPERTY"
THIRD QUARTER COMPARISONS
September 30, 2025
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	3Q25	3Q24	Growth	3Q25	3Q24	Growth	3Q25	3Q24	Growth
D.C. Metro	6,194	$49,263	$47,403	3.9%	$15,601	$15,105	3.3%	$33,662	$32,298	4.2%
Houston, TX	8,477	48,466	48,125	0.7%	20,434	19,451	5.1%	28,032	28,674	(2.2)%
Phoenix, AZ	4,426	29,150	29,219	(0.2)%	8,644	8,449	2.3%	20,506	20,770	(1.3)%
Dallas, TX	5,940	33,514	33,701	(0.6)%	14,536	13,985	3.9%	18,978	19,716	(3.7)%
Atlanta, GA	4,036	25,904	25,562	1.3%	10,057	10,200	(1.4)%	15,847	15,362	3.2%
SE Florida	3,050	26,630	26,714	(0.3)%	10,110	10,071	0.4%	16,520	16,643	(0.7)%
Orlando, FL	3,954	25,348	25,240	0.4%	8,877	9,459	(6.2)%	16,471	15,781	4.4%
Tampa, FL	3,104	23,568	23,435	0.6%	8,855	8,280	6.9%	14,713	15,155	(2.9)%
Denver, CO	2,873	20,805	20,413	1.9%	6,562	6,383	2.8%	14,243	14,030	1.5%
Charlotte, NC	3,123	18,702	18,787	(0.5)%	5,968	5,936	0.5%	12,734	12,851	(0.9)%
Raleigh, NC	3,252	17,644	17,705	(0.3)%	6,117	5,698	7.4%	11,527	12,007	(4.0)%
San Diego/Inland Empire, CA	1,797	16,306	15,905	2.5%	5,227	5,114	2.2%	11,079	10,791	2.7%
Los Angeles/Orange County, CA	1,812	16,689	16,090	3.7%	5,934	5,652	5.0%	10,755	10,438	3.0%
Austin, TX	3,360	17,501	18,167	(3.7)%	8,200	8,093	1.3%	9,301	10,074	(7.7)%
Nashville, TN	758	5,179	5,218	(0.7)%	1,664	1,841	(9.6)%	3,515	3,377	4.1%

Total Same Property	56,156	$374,669	$371,684	0.8%	$136,786	$133,717	2.3%	$237,883	$237,967	0.0%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	3Q25	3Q24	Growth	3Q25	3Q24	Growth	3Q25	3Q24	Growth
D.C. Metro	14.2%	96.7%	96.7%	0.0%	$2,387	$2,296	4.0%	$2,741	$2,637	3.9%
Houston, TX	11.8%	94.8%	95.5%	(0.7)%	1,709	1,697	0.7%	2,011	1,983	1.4%
Phoenix, AZ	8.6%	94.9%	93.8%	1.1%	1,944	1,971	(1.4)%	2,314	2,345	(1.3)%
Dallas, TX	8.0%	95.4%	95.4%	0.0%	1,701	1,717	(0.9)%	1,971	1,982	(0.6)%
Atlanta, GA	6.7%	95.9%	95.1%	0.8%	1,914	1,938	(1.2)%	2,231	2,220	0.5%
SE Florida	6.9%	95.2%	96.2%	(1.0)%	2,704	2,696	0.3%	3,057	3,036	0.7%
Orlando, FL	6.9%	95.9%	95.7%	0.2%	1,926	1,933	(0.4)%	2,228	2,224	0.2%
Tampa, FL	6.2%	95.4%	95.6%	(0.2)%	2,328	2,301	1.2%	2,652	2,633	0.8%
Denver, CO	5.9%	96.6%	96.7%	(0.1)%	2,145	2,137	0.4%	2,499	2,450	2.0%
Charlotte, NC	5.4%	95.2%	95.5%	(0.3)%	1,806	1,817	(0.6)%	2,096	2,101	(0.2)%
Raleigh, NC	4.8%	95.4%	95.5%	(0.1)%	1,605	1,614	(0.6)%	1,895	1,900	(0.2)%
San Diego/Inland Empire, CA	4.7%	95.8%	96.1%	(0.3)%	2,818	2,779	1.4%	3,156	3,071	2.8%
Los Angeles/Orange County, CA	4.5%	95.5%	94.0%	1.5%	2,889	2,875	0.5%	3,215	3,148	2.2%
Austin, TX	3.9%	95.1%	94.7%	0.4%	1,536	1,611	(4.7)%	1,825	1,904	(4.1)%
Nashville, TN	1.5%	95.4%	94.8%	0.6%	2,224	2,243	(0.8)%	2,388	2,421	(1.3)%

Total Same Property	100.0%	95.5%	95.5%	0.0%	$2,011	$2,008	0.1%	$2,327	$2,310	0.8%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
September 30, 2025
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	3Q25	2Q25	Growth	3Q25	2Q25	Growth	3Q25	2Q25	Growth
D.C. Metro	6,194	$49,263	$48,678	1.2%	$15,601	$14,949	4.4%	$33,662	$33,729	(0.2)%
Houston, TX	8,477	48,466	48,486	0.0%	20,434	21,108	(3.2)%	28,032	27,378	2.4%
Phoenix, AZ	4,426	29,150	29,269	(0.4)%	8,644	8,516	1.5%	20,506	20,753	(1.2)%
Dallas, TX	5,940	33,514	33,587	(0.2)%	14,536	14,616	(0.5)%	18,978	18,971	0.0%
Atlanta, GA	4,036	25,904	25,720	0.7%	10,057	9,737	3.3%	15,847	15,983	(0.9)%
SE Florida	3,050	26,630	26,733	(0.4)%	10,110	9,796	3.2%	16,520	16,937	(2.5)%
Orlando, FL	3,954	25,348	25,263	0.3%	8,877	9,476	(6.3)%	16,471	15,787	4.3%
Tampa, FL	3,104	23,568	23,661	(0.4)%	8,855	8,335	6.2%	14,713	15,326	(4.0)%
Denver, CO	2,873	20,805	20,723	0.4%	6,562	6,502	0.9%	14,243	14,221	0.2%
Charlotte, NC	3,123	18,702	18,729	(0.1)%	5,968	5,888	1.4%	12,734	12,841	(0.8)%
Raleigh, NC	3,252	17,644	17,671	(0.2)%	6,117	5,816	5.2%	11,527	11,855	(2.8)%
San Diego/Inland Empire, CA	1,797	16,306	16,176	0.8%	5,227	5,054	3.4%	11,079	11,122	(0.4)%
Los Angeles/Orange County, CA	1,812	16,689	16,590	0.6%	5,934	5,665	4.7%	10,755	10,925	(1.6)%
Austin, TX	3,360	17,501	17,688	(1.1)%	8,200	7,963	3.0%	9,301	9,725	(4.4)%
Nashville, TN	758	5,179	5,194	(0.3)%	1,664	1,530	8.8%	3,515	3,664	(4.1)%

Total Same Property	56,156	$374,669	$374,168	0.1%	$136,786	$134,951	1.4%	$237,883	$239,217	(0.6)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	3Q25	2Q25	Growth	3Q25	2Q25	Growth	3Q25	2Q25	Growth
D.C. Metro	14.2%	96.7%	97.3%	(0.6)%	$2,387	$2,354	1.4%	$2,741	$2,692	1.8%
Houston, TX	11.8%	94.8%	95.0%	(0.2)%	1,709	1,706	0.2%	2,011	2,006	0.2%
Phoenix, AZ	8.6%	94.9%	94.4%	0.5%	1,944	1,956	(0.6)%	2,314	2,335	(0.9)%
Dallas, TX	8.0%	95.4%	95.3%	0.1%	1,701	1,701	0.0%	1,971	1,978	(0.3)%
Atlanta, GA	6.7%	95.9%	95.3%	0.6%	1,914	1,908	0.3%	2,231	2,229	0.1%
SE Florida	6.9%	95.2%	95.5%	(0.3)%	2,704	2,701	0.1%	3,057	3,058	(0.1)%
Orlando, FL	6.9%	95.9%	95.7%	0.2%	1,926	1,925	0.1%	2,228	2,225	0.1%
Tampa, FL	6.2%	95.4%	95.6%	(0.2)%	2,328	2,324	0.2%	2,652	2,658	(0.2)%
Denver, CO	5.9%	96.6%	97.0%	(0.4)%	2,145	2,141	0.2%	2,499	2,480	0.8%
Charlotte, NC	5.4%	95.2%	95.5%	(0.3)%	1,806	1,804	0.1%	2,096	2,093	0.2%
Raleigh, NC	4.8%	95.4%	95.6%	(0.2)%	1,605	1,604	0.1%	1,895	1,894	0.0%
San Diego/Inland Empire, CA	4.7%	95.8%	96.1%	(0.3)%	2,818	2,805	0.5%	3,156	3,122	1.1%
Los Angeles/Orange County, CA	4.5%	95.5%	95.6%	(0.1)%	2,889	2,878	0.4%	3,215	3,195	0.7%
Austin, TX	3.9%	95.1%	94.8%	0.3%	1,536	1,556	(1.3)%	1,825	1,851	(1.4)%
Nashville, TN	1.5%	95.4%	95.3%	0.1%	2,224	2,230	(0.3)%	2,388	2,399	(0.4)%

Total Same Property	100.0%	95.5%	95.6%	(0.1)%	$2,011	$2,008	0.1%	$2,327	$2,322	0.2%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
September 30, 2025
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)(b)	Included	2025	2024	Growth	2025	2024	Growth	2025	2024	Growth
D.C. Metro	6,194	$146,071	$140,733	3.8%	$45,982	$44,600	3.1%	$100,089	$96,133	4.1%
Houston, TX	8,477	145,083	143,519	1.1%	62,541	61,120	2.3%	82,542	82,399	0.2%
Phoenix, AZ	4,426	87,724	87,953	(0.3)%	25,183	23,779	5.9%	62,541	64,174	(2.5)%
Dallas, TX	5,940	100,522	100,984	(0.5)%	43,424	42,391	2.4%	57,098	58,593	(2.6)%
Atlanta, GA	4,036	77,089	76,892	0.3%	27,266	28,529	(4.4)%	49,823	48,363	3.0%
SE Florida	3,050	79,716	80,270	(0.7)%	29,778	29,397	1.3%	49,938	50,873	(1.8)%
Orlando, FL	3,954	75,824	75,707	0.2%	27,743	28,664	(3.2)%	48,081	47,043	2.2%
Tampa, FL	3,104	71,007	70,175	1.2%	25,302	24,888	1.7%	45,705	45,287	0.9%
Denver, CO	2,873	61,729	60,650	1.8%	19,026	18,398	3.4%	42,703	42,252	1.1%
Charlotte, NC	3,123	55,948	55,795	0.3%	17,620	16,810	4.8%	38,328	38,985	(1.7)%
Raleigh, NC	3,252	52,907	52,930	0.0%	17,692	16,794	5.3%	35,215	36,136	(2.5)%
San Diego/Inland Empire, CA	1,797	48,613	47,062	3.3%	15,134	14,716	2.8%	33,479	32,346	3.5%
Los Angeles/Orange County, CA	1,812	49,618	47,725	4.0%	17,042	16,716	2.0%	32,576	31,009	5.1%
Austin, TX	3,360	52,935	54,773	(3.4)%	23,886	23,324	2.4%	29,049	31,449	(7.6)%
Nashville, TN	758	15,413	15,567	(1.0)%	4,758	5,414	(12.1)%	10,655	10,153	4.9%

Total Same Property	56,156	$1,120,199	$1,110,735	0.9%	$402,377	$395,540	1.7%	$717,822	$715,195	0.4%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Year to Date Results (b)	Contribution	2025	2024	Growth	2025	2024	Growth	2025	2024	Growth
D.C. Metro	13.9%	97.0%	96.7%	0.3%	$2,356	$2,266	4.0%	$2,700	$2,610	3.5%
Houston, TX	11.5%	95.0%	95.0%	0.0%	1,705	1,693	0.7%	2,003	1,980	1.1%
Phoenix, AZ	8.7%	94.9%	94.6%	0.3%	1,954	1,972	(0.9)%	2,321	2,335	(0.6)%
Dallas, TX	8.0%	95.3%	95.0%	0.3%	1,702	1,722	(1.2)%	1,974	1,989	(0.8)%
Atlanta, GA	6.9%	95.5%	94.4%	1.1%	1,910	1,953	(2.2)%	2,223	2,241	(0.8)%
SE Florida	7.0%	95.3%	96.4%	(1.1)%	2,700	2,686	0.5%	3,048	3,035	0.4%
Orlando, FL	6.7%	95.8%	95.5%	0.3%	1,924	1,935	(0.6)%	2,225	2,228	(0.1)%
Tampa, FL	6.4%	95.8%	95.8%	0.0%	2,322	2,305	0.7%	2,654	2,623	1.2%
Denver, CO	6.0%	96.2%	96.6%	(0.4)%	2,142	2,117	1.2%	2,481	2,428	2.2%
Charlotte, NC	5.3%	95.3%	94.6%	0.7%	1,804	1,814	(0.6)%	2,089	2,098	(0.4)%
Raleigh, NC	4.9%	95.5%	95.1%	0.4%	1,604	1,612	(0.5)%	1,894	1,902	(0.4)%
San Diego/Inland Empire, CA	4.7%	95.9%	95.8%	0.1%	2,806	2,757	1.8%	3,135	3,039	3.2%
Los Angeles/Orange County, CA	4.5%	95.1%	93.5%	1.6%	2,881	2,868	0.5%	3,200	3,127	2.4%
Austin, TX	4.0%	94.9%	94.2%	0.7%	1,554	1,629	(4.6)%	1,845	1,923	(4.1)%
Nashville, TN	1.5%	94.2%	94.6%	(0.4)%	2,230	2,253	(1.0)%	2,398	2,411	(0.6)%

Total Same Property	100.0%	95.5%	95.3%	0.2%	$2,008	$2,004	0.2%	$2,320	$2,305	0.7%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
September 30, 2025
(In thousands)

(Unaudited)

					% of Actual
					3Q25 Operating
Quarterly Comparison (a) (b)	3Q25	3Q24	$ Change	% Change	Expenses

Property Taxes	$45,850	$45,039	$811	1.8%	33.5%
Salaries and Benefits for On-site Employees	25,997	24,971	1,026	4.1%	18.9%
Utilities	26,756	26,861	(105)	(0.4)%	19.6%
Repairs and Maintenance	18,001	18,492	(491)	(2.7)%	13.2%
Property Insurance	8,532	7,899	633	8.0%	6.2%
General and Administrative	6,652	6,109	543	8.9%	4.9%
Marketing and Leasing	3,942	3,115	827	26.5%	2.9%
Other	1,056	1,231	(175)	(14.2)%	0.8%

Total Same Property	$136,786	$133,717	$3,069	2.3%	100.0%

					% of Actual
					3Q25 Operating
Sequential Comparison (a) (b)	3Q25	2Q25	$ Change	% Change	Expenses

Property Taxes	$45,850	$46,790	($940)	(2.0)%	33.5%
Salaries and Benefits for On-site Employees	25,997	25,408	589	2.3%	18.9%
Utilities	26,756	26,357	399	1.5%	19.6%
Repairs and Maintenance	18,001	18,346	(345)	(1.9)%	13.2%
Property Insurance	8,532	7,232	1,300	18.0%	6.2%
General and Administrative	6,652	6,645	7	0.1%	4.9%
Marketing and Leasing	3,942	3,083	859	27.9%	2.9%
Other	1,056	1,090	(34)	(3.1)%	0.8%

Total Same Property	$136,786	$134,951	$1,835	1.4%	100.0%

					% of Actual
					2025 Operating
Year to Date Comparison (a) (b)	2025	2024	$ Change	% Change	Expenses

Property Taxes	$138,934	$138,389	$545	0.4%	34.5%
Salaries and Benefits for On-site Employees	75,522	72,334	3,188	4.4%	18.8%
Utilities	79,607	77,299	2,308	3.0%	19.8%
Repairs and Maintenance	52,238	52,380	(142)	(0.3)%	13.0%
Property Insurance	23,732	24,997	(1,265)	(5.1)%	5.9%
General and Administrative	19,864	18,619	1,245	6.7%	4.9%
Marketing and Leasing	9,270	8,146	1,124	13.8%	2.3%
Other	3,210	3,376	(166)	(4.9)%	0.8%

Total Same Property	$402,377	$395,540	$6,837	1.7%	100.0%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other expenses, including casualty-related expenses net of recoveries and severance related costs.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF SEPTEMBER 30, 2025 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Cost to			Construction	Initial	Construction	Stabilized	As of 10/31/2025
		Homes	Date			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Long Meadow Farms	188	$72.6			3Q22	1Q24	4Q24	1Q26	89%	86%
	Richmond, TX
2.	Camden Village District	369	138.6			2Q22	1Q25	3Q25	2Q27	50%	48%
	Raleigh, NC

Total Completed Communities in Lease-Up		557	$211.2							63%	61%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 10/31/2025
Development Communities		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden South Charlotte	420	$163.0	$103.4	$103.4	2Q24	2Q26	2Q27	4Q28
	Charlotte, NC
2.	Camden Blakeney	349	154.0	67.2	67.2	2Q24	4Q26	3Q27	3Q28
	Charlotte, NC
3.	Camden Nations	393	184.0	61.3	61.3	1Q25	1Q28	3Q28	2Q30
	Nashville, TN

Total Development Communities		1,162	$501.0	$231.9	$231.9					—%	—%

Additional Development Pipeline and Land(a)					152.2

Total Properties Under Development and Land (per Balance Sheet)					$384.1

NOI Contribution from Development Communities ($ in millions)								Cost to Date	3Q25 NOI
Communities that Stabilized During Quarter								$145.6	$1.5
Completed Communities in Lease-Up								211.2	0.5
Total Development Communities NOI Contribution								$356.8	$2.0

(a) Please refer to the Development Pipeline Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF SEPTEMBER 30, 2025 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Baker	434	$191.0	$39.4
	Denver, CO
2.	Camden Gulch	498	300.0	55.0
	Nashville, TN
Development Pipeline		932	$491.0	$94.4

Other (b)				$57.8

Total Development Pipeline and Land				$152.2

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasts and estimates routinely require adjustment.

(b) Includes land holdings no longer under active development and predevelopment costs incurred in pursuit of new developments.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2025 ACQUISITION & DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

2025 Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Leander	Leander, TX	$67.7	352 Homes	$1,472	2023	1/23/2025
2.	Camden West Nashville	Nashville, TN	131.3	435 Homes	1,850	2020	2/27/2025
3.	Camden Clearwater	Clearwater, FL	138.7	360 Homes	2,583	2020	5/22/2025

Total/Average Acquisitions			$337.7	1,147 Homes	$1,964

2025 Dispositions		Location	Sales Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Midtown	Houston, TX	$60.0	337 Homes	$1,545	1999	6/12/2025
2.	Camden Cimarron	Irving, TX	53.5	286 Homes	1,564	1992	7/9/2025
3.	Camden Royal Oaks I/II	Houston, TX	60.0	340 Homes	1,654	2006/2012	7/30/2025

Total/Average Disposition			$173.5	963 Homes	$1,589

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF SEPTEMBER 30, 2025:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2025	$(902)	$—	$—	$(902)	—%	—%
2026	(3,386)	24,000	545,657	566,271	15.1%	5.4%
2027	(2,433)	174,900	—	172,467	4.6%	3.9%
2028	(2,143)	132,025	400,000	529,882	14.2%	3.8%
2029	(1,767)	—	600,000	598,233	16.0%	3.8%
2030	(939)	—	750,000	749,061	19.9%	2.9%
2031	(676)	—	—	(676)	—%	—%
2032	(710)	—	—	(710)	—%	—%
2033	(746)	—	—	(746)	—%	—%
2034	(136)	—	400,000	399,864	10.7%	5.1%
Thereafter	(2,117)	—	300,000	297,883	8.0%	3.4%
Total Maturing Debt	($15,955)	$330,925	$2,995,657	$3,310,627	88.5%	4.0%

Unsecured Line of Credit & Commercial Paper Program (c)	$—	$—	$429,600	$429,600	11.5%	4.2%
Total Debt	($15,955)	$330,925	$3,425,257	$3,740,227	100.0%	4.0%

Weighted Average Maturity of Debt (d)		5.2 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity (d)
Floating rate debt	$973,970	26.0%	4.9%	1.5 Years
Fixed rate debt	2,766,257	74.0%	3.7%	6.5 Years
Total	$3,740,227	100.0%	4.0%	5.2 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity (d)
Unsecured debt	$3,409,691	91.2%	4.0%	5.5 Years
Secured debt	330,536	8.8%	3.9%	1.9 Years
Total	$3,740,227	100.0%	4.0%	5.2 Years

REAL ESTATE ASSETS: (e)	Total Homes	% of Total	Total Cost	% of Total	3Q25 NOI	% of Total
Unencumbered real estate assets	55,968	92.4%	$12,610,520	90.2%	$234,423	93.8%
Encumbered real estate assets	4,610	7.6%	1,377,202	9.8%	15,557	6.2%
Total	60,578	100.0%	$13,987,722	100.0%	$249,980	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.7x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Represents our outstanding commercial paper program amount of $429.6 million as of September 30, 2025. Under the terms of this program, we may issue up to a maximum aggregate amount of $600.0 million, which is backstopped by our $1.2 billion Line of Credit.

(d) Assumes Commercial Paper will be refinanced using our unsecured Line of Credit with exercisable extension options.

(e) Real estate assets include communities under development and properties held for sale.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2025 AND 2026:

		Future Scheduled Repayments(1)			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
4Q 2025	($902)	—	—	($902)	N/A
2025	($902)	$—	$—	($902)	—%

1Q 2026	($908)	$—	$—	($908)	N/A
2Q 2026	(898)	11,950	—	11,052	4.0%
3Q 2026	(905)	—	40,000	39,095	5.3%
4Q 2026	(675)	12,050	505,657	517,032	5.4%
2026	($3,386)	$24,000	$545,657	$566,271	5.4%

(1) Maturities exclude unsecured Line of Credit and Commercial Paper Program.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	22%	Yes

Secured Debt to Gross Asset Value	<	40%	2%	Yes

Consolidated Adjusted EBITDAre to Total Fixed Charges	>	150%	544%	Yes

Unsecured Debt to Gross Asset Value	<	60%	22%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	26%	Yes

Total Secured Debt to Total Asset Value	<	40%	2%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	378%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	568%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Third Quarter 2025
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	4	years	$3,445	$58	$582	$10
Appliances	10	years	1,756	30	622	11
Painting	—		—	—	2,554	43
Cabinetry/Countertops	8	years	171	3	—	—
Other	7	years	2,505	42	2,224	38
Exteriors
Painting	6	years	1,114	19	—	—
Carpentry	10	years	738	12	—	—
Landscaping	6	years	1,092	18	3,620	61
Roofing	19	years	2,843	48	375	6
Site Drainage	10	years	113	2	—	—
Fencing/Stair	10	years	736	12	—	—
Other (b)	8	years	4,589	78	4,517	77
Common Areas
Mech., Elec., Plumbing	9	years	7,229	123	4,094	69
Parking/Paving	4	years	851	15	—	—
Pool/Exercise/Facility	6	years	2,092	36	651	11
Total Recurring (c)			$29,274	$496	$19,239	$326
Weighted Average Apartment Homes				59,059		59,059

Non-recurring & revenue enhancing capitalized expenditures (d)			$1,056

Reposition Expenditures (e)	10	years	$22,032	$23,290
Repositioned Apartment Homes				946

	Year to Date 2025
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	4	years	$8,548	$144	$1,600	$27
Appliances	10	years	4,956	83	1,593	27
Painting	—		—	—	6,218	105
Cabinetry/Countertops	8	years	473	8	—	—
Other	7	years	6,876	116	5,495	93
Exteriors
Painting	6	years	2,003	34	—	—
Carpentry	10	years	1,470	25	—	—
Landscaping	6	years	2,477	42	11,325	191
Roofing	19	years	7,299	123	1,094	18
Site Drainage	10	years	350	6	—	—
Fencing/Stair	10	years	1,953	33	—	—
Other (b)	8	years	12,251	206	14,849	250
Common Areas
Mech., Elec., Plumbing	9	years	18,883	319	11,419	194
Parking/Paving	4	years	1,479	25	—	—
Pool/Exercise/Facility	6	years	6,322	107	1,791	30
Total Recurring (c)			$75,340	$1,271	$55,384	$935
Weighted Average Apartment Homes				59,255		59,255

Non-recurring & revenue enhancing capitalized expenditures (d)			$2,262

Reposition Expenditures (e)	10	years	$63,477	$28,075
Repositioned Apartment Homes				2,261

(a) Weighted average useful life of capitalized expenses for the three and nine months ended September 30, 2025.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as our smart access solution, LED lighting programs, and other non-routine items.
(e) Represents capital expenditures for the three and nine months ended September 30, 2025 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (calculated in accordance with accounting principles generally accepted in the United States of America ("GAAP"), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains and losses on dispositions of real estate, impairment write-downs of certain real estate assets, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for Non-Core Adjustments. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO & Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net income (loss) attributable to common shareholders	$108,934	($4,204)	$228,426	$122,602
Real estate depreciation and amortization	156,272	142,853	451,326	427,595
Income allocated to non-controlling interests	4,645	1,866	8,514	5,629
Gain on sale of operating properties	(85,645)	—	(132,938)	(43,806)
Impairment associated with land development activities	—	40,988	—	40,988
Funds from operations	$184,206	$181,503	$555,328	$553,008

Less: Casualty-related expenses, net of recoveries	(444)	2,833	(1,413)	2,769
Plus: Severance	—	—	—	506
Plus: Legal costs and settlements	2,151	1,301	6,334	3,267
Plus: Loss on early retirement of debt	—	—	—	921
Plus: Expensed transaction, development, and other pursuit costs	695	833	3,658	1,493
Plus: Advocacy contributions	—	1,653	—	1,653
Plus: Miscellaneous other items	168	—	244	—
Core funds from operations	$186,776	$188,123	$564,151	$563,617

Less: Recurring capitalized expenditures	(29,274)	(25,676)	(75,340)	(77,296)

Core adjusted funds from operations	$157,502	$162,447	$488,811	$486,321

Weighted average number of common shares outstanding:
EPS diluted	108,580	108,426	108,617	108,547
FFO/Core FFO/ Core AFFO diluted	110,174	110,082	110,211	110,141

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Total Earnings Per Common Share - Diluted	$1.00	($0.04)	$2.10	$1.13
Real estate depreciation and amortization	1.41	1.30	4.08	3.87
Income allocated to non-controlling interests	0.04	0.02	0.07	0.05
Gain on sale of operating properties	(0.78)	—	(1.21)	(0.40)
Impairment associated with land development activities	—	0.37	—	0.37
FFO per common share - Diluted	$1.67	$1.65	$5.04	$5.02

Less: Casualty-related expenses, net of recoveries	—	0.02	(0.01)	0.03
Plus: Severance	—	—	—	—
Plus: Legal costs and settlements	0.02	0.01	0.06	0.03
Plus: Loss on early retirement of debt	—	—	—	0.01
Plus: Expensed transaction, development, and other pursuit costs	0.01	0.01	0.03	0.01
Plus: Advocacy contributions	—	0.02	—	0.02
Plus: Miscellaneous other items	—	—	—	—
Core FFO per common share - Diluted	$1.70	$1.71	$5.12	$5.12

Less: Recurring capitalized expenditures	(0.27)	(0.23)	(0.68)	(0.70)

Core AFFO per common share - Diluted	$1.43	$1.48	$4.44	$4.42

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	4Q25	Range	2025	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.33	$0.37	$2.42	$2.46
Expected real estate depreciation and amortization	1.33	1.33	5.42	5.42
Expected income allocated to non-controlling interests	0.02	0.02	0.09	0.09
Expected (gain) on sale of operating properties	—	—	(1.21)	(1.21)
Expected FFO per share - diluted	$1.68	$1.72	$6.72	$6.76
Anticipated Adjustments to FFO	0.03	0.03	0.11	0.11
Expected Core FFO per share - diluted	$1.71	$1.75	$6.83	$6.87

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less total property expenses. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Net income (loss)	$113,579	($2,338)	$236,940	$128,231
Less: Fee and asset management income	(2,565)	(1,707)	(7,685)	(5,597)
Less: Interest and other income	(78)	(1,076)	(156)	(4,442)
Less: Income on deferred compensation plans	(6,749)	(8,248)	(16,297)	(15,140)
Plus: Property management expense	8,863	9,817	28,457	29,057
Plus: Fee and asset management expense	965	623	2,277	1,541
Plus: General and administrative expense	19,612	18,845	59,503	53,692
Plus: Interest expense	34,995	32,486	104,160	97,250
Plus: Depreciation and amortization expense	159,474	145,844	460,834	436,540
Plus: Expense on deferred compensation plans	6,749	8,248	16,297	15,140
Plus: Impairment associated with land development activities	—	40,988	—	40,988
Plus: Loss on early retirement of debt	—	—	—	921
Less: Gain on sale of operating properties	(85,645)	—	(132,938)	(43,806)
Plus: Income tax expense	780	390	2,570	2,354
NOI	$249,980	$243,872	$753,962	$736,729

"Same Property" Communities	$237,883	$237,967	$717,822	$715,195
Non-"Same Property" Communities	9,794	4,291	25,008	10,249
Development and Lease-Up Communities	524	169	814	228
Disposition/Other	1,779	1,445	10,318	11,057
NOI	$249,980	$243,872	$753,962	$736,729

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains from the sale of certain real estate assets, including gains/losses on change of control, plus impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions, and impairment write-downs of certain real estate assets. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results or 1.33 for 9 month results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Net income (loss)	$113,579	($2,338)	$236,940	$128,231
Plus: Interest expense	34,995	32,486	104,160	97,250
Plus: Depreciation and amortization expense	159,474	145,844	460,834	436,540
Plus: Income tax expense	780	390	2,570	2,354
Less: Gain on sale of operating properties	(85,645)	—	(132,938)	(43,806)
Plus: Impairment associated with land development activities	—	40,988	—	40,988
EBITDAre	$223,183	$217,370	$671,566	$661,557

Less: Casualty-related expenses, net of recoveries	(444)	2,833	(1,413)	2,769
Plus: Severance	—	—	—	506
Plus: Legal costs and settlements	2,151	1,301	6,334	3,267
Plus: Loss on early retirement of debt	—	—	—	921
Plus: Expensed transaction, development, and other pursuit costs	695	833	3,658	1,493
Plus: Advocacy contributions	—	1,653	—	1,653
Plus: Miscellaneous other items	168	—	244	—
Adjusted EBITDAre	$225,753	$223,990	$680,389	$672,166
Annualized Adjusted EBITDAre	$903,012	$895,960	$907,185	$896,221

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net Debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Unsecured notes payable	$3,433,812	$3,193,365	$3,450,842	$3,219,724
Secured notes payable	330,516	330,280	330,456	330,222
Total average debt	3,764,328	3,523,645	3,781,298	3,549,946
Less: Average cash and cash equivalents	(11,741)	(43,414)	(14,063)	(54,702)
Net debt	$3,752,587	$3,480,231	$3,767,235	$3,495,244

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Net debt	$3,752,587	$3,480,231	$3,767,235	$3,495,244
Annualized Adjusted EBITDAre	903,012	895,960	907,185	896,221
Net Debt to Annualized Adjusted EBITDAre	4.2x	3.9x	4.2x	3.9x

CAMDEN	OTHER DEFINITIONS

(Unaudited)

Bad Debt: Represents bad debt expense and reserves as a percentage of rental revenues.
Core FFO: Represents FFO as further adjusted for items not considered part of our core business operations, such as casualty-related expenses, net of recoveries, severance, legal costs and settlements, net of recoveries, loss on early retirement of debt, expensed transaction, development and other pursuit costs, net of recoveries, net above/below market lease amortization, advocacy contributions, and miscellaneous (income)/expense adjustments.
Development Communities: Non-stabilized communities which are under development or have been recently developed, excluding properties held for sale.
Effective Blended Lease Rates: Average change in same property combined new lease and renewal rates versus expiring lease rates when effective, regardless of lease term. Effective blended lease rates are the weighted average of effective new lease rates and effective renewal rates achieved.
Effective New Lease Rates: Average change in same property new lease rates versus expiring lease rates when effective, regardless of lease term.
Effective Renewal Rates: Average change in same property renewal rates versus expiring lease rates when effective, regardless of lease term.
Encumbered Real Estate Assets: Assets subject to a mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Gross Turnover: Total resident moveouts for the period annualized as a percentage of total apartment homes.
Lease-Up Communities: Non-stabilized communities which are in the leasing process and have not yet reached a stabilized level of occupancy.
Net Debt: Average monthly balance of total debt during the period, less the average monthly balance of cash and cash equivalents during the period.
Net Turnover: Total resident move-outs excluding on-site transfers and transfers to other Camden communities for the period annualized as a percentage of total apartment homes.
Non-Core Adjustments: Items not considered part of our core business operations. Items recorded to General and Administrative Expenses generally includes severance, legal costs and settlements, net of recoveries, and expensed transaction, developments, and other pursuit costs. Items recorded to Property Management Expenses may include advocacy contributions. Items recorded to Interest and Other Income may include miscellaneous revenues/expenses.
Non-Recurring & Revenue Enhancing Capitalized Expenditures: Capital expenditures primarily composed of non-recurring or one-time additions such as smart access solutions, LED lighting programs, and other non-routine items.
Non-Same Property Communities: Stabilized communities not owned or stabilized since January 1, 2024, including communities under redevelopment, and excluding properties held for sale.
Occupancy: Number of physically occupied apartment homes for the period divided by total apartment homes.
Operating Communities: Wholly owned communities, excluding communities under construction.
Recurring Capital Expenditures: Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
Redevelopment Communities: Communities with capital expenditures that improve cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.
Reposition Expenditures: Capital expenditures for apartment unit renovations, including kitchen and bath upgrades or other new amenities, designed to position assets for higher rental levels in their respective markets.
Same Property Communities: Communities wholly owned by the Company and stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale.
Signed Blended Lease Rates: Average change in same property combined new lease and renewal rates versus expiring lease rates when signed, regardless of lease term. Signed blended lease rates are the weighted average of signed new lease rates and signed renewal rates achieved.
Signed New Lease Rates: Average change in same property new lease rates versus expiring lease rates when signed, regardless of lease term.
Signed Renewal Rates: Average change in same property renewal rates versus expiring lease rates when signed, regardless of lease term.
Stabilized Communities: Communities which have reached and maintained an occupancy level at or above 90% for the prior 30 days.
Unencumbered Real Estate Assets: Assets free and clear of any mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Weighted Average Monthly Rental Rate: Rental rate for leases in place and vacant units at market rate after loss to lease and concessions, but before vacancy and bad debt.
Weighted Average Monthly Revenue Per Occupied Home: Reported revenues divided by average occupied homes for the period on a monthly basis.

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Unsecured Debt Ratings:		Senior Debt	Outlook	Commercial Paper
	Fitch	A-	Stable	NA
	Moody's	A3	Stable	P-2
	Standard & Poor's	A-	Stable	A-2

Estimated Future Dates:	Q4 '25	Q1 '26	Q2 '26	Q3 '26
Earnings Release & Conference Call	Early February	Late April	Late July	Early November

Dividend Information - Common Shares:	Q1 '25	Q2 '25	Q3 '25
Declaration Date	2/6/2025	6/16/2025	9/15/2025
Record Date	3/31/2025	6/30/2025	9/30/2025
Payment Date	4/17/2025	7/17/2025	10/17/2025
Distributions Per Share	$1.05	$1.05	$1.05

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chief Executive Officer & Chairman
D. Keith Oden	Executive Vice Chairman
Alexander J. Jessett	President & Chief Financial Officer
Laurie A. Baker	Chief Operating Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2025

(Unaudited)							3Q25 Avg Monthly		3Q25 Avg Monthly
			Year Placed	Average	Apartment	3Q25 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	94%	$1,918	$1.67	$2,307	$2.01
Camden Copper Square	Phoenix	AZ	2000	786	332	95%	1,608	2.05	1,950	2.48
Camden Foothills	Scottsdale	AZ	2014	1,032	220	94%	2,165	2.10	2,651	2.57
Camden Legacy	Scottsdale	AZ	1996	1,067	428	96%	1,982	1.86	2,322	2.18
Camden Montierra	Scottsdale	AZ	1999	1,071	249	94%	1,948	1.82	2,352	2.20
Camden North End	Phoenix	AZ	2019	921	441	94%	2,006	2.18	2,401	2.61
Camden North End II	Phoenix	AZ	2021	885	343	94%	2,044	2.31	2,442	2.76
Camden Old Town Scottsdale	Scottsdale	AZ	2016	892	316	94%	2,193	2.46	2,478	2.78
Camden Pecos Ranch	Chandler	AZ	2001	949	272	98%	1,679	1.77	2,005	2.11
Camden San Marcos	Scottsdale	AZ	1995	984	320	95%	1,877	1.91	2,230	2.27
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	97%	2,003	1.92	2,373	2.28
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	93%	1,964	1.51	2,405	1.85
Camden Tempe	Tempe	AZ	2015	1,043	234	95%	1,919	1.84	2,349	2.25
Camden Tempe II	Tempe	AZ	2023	981	397	95%	1,929	1.97	2,255	2.30
TOTAL ARIZONA	14	Properties		995	4,426	95%	1,944	1.95	2,314	2.33

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	95%	2,875	2.85	3,218	3.19
Camden Glendale	Glendale	CA	2015	893	307	97%	2,865	3.21	3,136	3.51
Camden Harbor View	Long Beach	CA	2004/2016	980	548	95%	2,940	3.00	3,314	3.38
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	2,826	2.80	3,154	3.12
The Camden	Hollywood	CA	2016	767	287	95%	2,896	3.78	3,172	4.13
Total Los Angeles/Orange County	5	Properties		942	1,812	96%	2,889	3.07	3,215	3.41

Camden Hillcrest	San Diego	CA	2021	1,223	132	98%	3,655	2.99	4,029	3.30
Camden Landmark	Ontario	CA	2006	982	469	96%	2,337	2.38	2,618	2.66
Camden Old Creek	San Marcos	CA	2007	1,037	350	97%	3,057	2.95	3,401	3.28
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	96%	2,927	3.04	3,282	3.41
Camden Tuscany	San Diego	CA	2003	895	160	97%	3,221	3.60	3,581	4.00
Camden Vineyards	Murrieta	CA	2002	1,053	264	94%	2,517	2.39	2,864	2.72
Total San Diego/Inland Empire	6	Properties		1,009	1,797	96%	2,818	2.79	3,156	3.13

TOTAL CALIFORNIA	11	Properties		975	3,609	96%	2,853	2.93	3,185	3.27

Camden Belleview Station	Denver	CO	2009	888	270	96%	1,967	2.22	2,317	2.61
Camden Caley	Englewood	CO	2000	921	218	97%	1,972	2.14	2,292	2.49
Camden Denver West	Golden	CO	1997	1,015	320	97%	2,388	2.35	2,733	2.69
Camden Flatirons	Denver	CO	2015	960	424	96%	2,079	2.17	2,476	2.58
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	96%	2,384	2.08	2,792	2.43
Camden Interlocken	Broomfield	CO	1999	1,002	340	97%	2,157	2.15	2,524	2.52
Camden Lakeway	Littleton	CO	1997	929	459	97%	2,153	2.32	2,469	2.66
Camden Lincoln Station	Lone Tree	CO	2017	844	267	96%	1,911	2.26	2,205	2.61
Camden RiNo	Denver	CO	2020	828	233	95%	2,178	2.63	2,562	3.09
TOTAL COLORADO	9	Properties		957	2,873	97%	2,145	2.24	2,499	2.61

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	98%	2,366	2.23	2,686	2.53
Camden College Park	College Park	MD	2008	945	509	96%	1,973	2.09	2,324	2.46
Camden Dulles Station	Oak Hill	VA	2009	977	382	98%	2,431	2.49	2,771	2.83
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	95%	2,448	2.32	2,803	2.65
Camden Fairfax Corner	Fairfax	VA	2006	934	489	97%	2,445	2.62	2,824	3.02
Camden Fallsgrove	Rockville	MD	2004	996	268	97%	2,311	2.32	2,664	2.67
Camden Grand Parc	Washington	DC	2002	671	107	96%	2,924	4.36	3,320	4.95
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	2,384	2.37	2,710	2.69
Camden Monument Place	Fairfax	VA	2007	856	368	98%	2,209	2.58	2,531	2.96
Camden Noma	Washington	DC	2014	769	321	98%	2,379	3.09	2,754	3.58
Camden Noma II	Washington	DC	2017	759	405	97%	2,437	3.21	2,808	3.70
Camden Potomac Yard	Arlington	VA	2008	832	378	96%	2,508	3.01	2,887	3.47
Camden Roosevelt	Washington	DC	2003	856	198	95%	3,392	3.96	3,804	4.44
Camden Shady Grove	Rockville	MD	2018	877	457	96%	2,199	2.51	2,532	2.89
Camden Silo Creek	Ashburn	VA	2004	975	284	98%	2,360	2.42	2,690	2.76
Camden South Capitol	Washington	DC	2013	821	281	95%	2,542	3.10	2,984	3.63
Camden Washingtonian	Gaithersburg	MD	2018	870	365	97%	2,258	2.60	2,584	2.97
TOTAL DC METRO	17	Properties		913	6,194	97%	2,387	2.61	2,741	3.00

Camden Atlantic	Plantation	FL	2022	919	269	97%	2,548	2.77	2,875	3.13
Camden Aventura	Aventura	FL	1995	1,108	379	96%	2,671	2.41	3,092	2.79
Camden Boca Raton	Boca Raton	FL	2014	843	261	98%	2,660	3.15	2,989	3.55
Camden Brickell	Miami	FL	2003	937	405	97%	3,067	3.27	3,397	3.63
Camden Doral	Miami	FL	1999	1,120	260	93%	2,739	2.44	3,018	2.69
Camden Doral Villas	Miami	FL	2000	1,253	232	95%	2,974	2.37	3,303	2.64
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	95%	2,784	2.67	3,174	3.04
Camden Plantation	Plantation	FL	1997	1,201	502	94%	2,463	2.05	2,794	2.33
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	92%	2,501	2.25	2,906	2.61
Total Southeast Florida	9	Properties		1,065	3,050	95%	2,704	2.54	3,057	2.87

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2025

(Unaudited)							3Q25 Avg Monthly		3Q25 Avg Monthly
			Year Placed	Average	Apartment	3Q25 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunters Creek	Orlando	FL	2000	1,075	270	95%	$1,886	$1.75	$2,218	$2.06
Camden Lago Vista	Orlando	FL	2005	955	366	96%	1,802	1.89	2,130	2.23
Camden Lake Eola	Orlando	FL	2021	944	360	95%	2,461	2.61	2,801	2.97
Camden LaVina	Orlando	FL	2012	969	420	96%	1,867	1.93	2,212	2.28
Camden Lee Vista	Orlando	FL	2000	937	492	95%	1,822	1.94	2,155	2.30
Camden North Quarter	Orlando	FL	2016	806	333	96%	1,900	2.36	2,140	2.66
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,762	2.16	2,079	2.55
Camden Thornton Park	Orlando	FL	2016	920	299	97%	2,126	2.31	2,411	2.62
Camden Town Square	Orlando	FL	2012	983	438	96%	1,830	1.86	2,098	2.13
Camden Waterford Lakes	Orlando	FL	2014	971	300	97%	1,929	1.99	2,185	2.25
Camden World Gateway	Orlando	FL	2000	979	408	94%	1,857	1.90	2,141	2.19
Total Orlando	11	Properties		944	3,954	96%	1,926	2.04	2,228	2.36

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,868	1.98	2,209	2.34
Camden Central	St. Petersburg	FL	2019	942	368	96%	3,491	3.70	3,934	4.17
Camden Clearwater	Clearwater	FL	2020	1,111	360	91%	2,583	2.33	2,857	2.57
Camden Montague	Tampa	FL	2012	972	192	96%	1,930	1.99	2,253	2.32
Camden Pier District	St. Petersburg	FL	2016	989	358	95%	3,573	3.61	3,779	3.82
Camden Preserve	Tampa	FL	1996	942	276	96%	2,133	2.27	2,442	2.59
Camden Royal Palms	Brandon	FL	2006	1,017	352	94%	1,778	1.75	2,072	2.04
Camden Visconti	Tampa	FL	2007	1,125	450	96%	2,029	1.80	2,325	2.07
Camden Westchase Park	Tampa	FL	2012	992	348	95%	2,139	2.16	2,493	2.51
Total Tampa	9	Properties		1,003	3,464	95%	2,355	2.35	2,672	2.66

TOTAL FLORIDA	29	Properties		999	10,468	95%	2,294	2.30	2,616	2.62

Camden Brookwood	Atlanta	GA	2002	916	359	95%	1,624	1.77	1,963	2.14
Camden Buckhead	Atlanta	GA	2022	1,087	366	95%	2,430	2.24	2,730	2.51
Camden Buckhead Square	Atlanta	GA	2015	827	250	94%	1,715	2.07	1,959	2.37
Camden Creekstone	Atlanta	GA	2002	990	223	96%	1,680	1.70	1,984	2.00
Camden Deerfield	Alpharetta	GA	2000	1,187	292	97%	1,981	1.67	2,324	1.96
Camden Dunwoody	Atlanta	GA	1997	1,007	324	97%	1,755	1.74	2,081	2.07
Camden Fourth Ward	Atlanta	GA	2014	844	276	99%	2,034	2.41	2,329	2.76
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	94%	1,735	1.86	2,041	2.18
Camden Paces	Atlanta	GA	2015	1,408	379	97%	2,851	2.03	3,169	2.25
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	97%	1,806	1.76	2,132	2.08
Camden Phipps	Atlanta	GA	1996	1,010	234	94%	1,777	1.76	2,118	2.10
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	95%	1,666	1.46	1,998	1.75
Camden St. Clair	Atlanta	GA	1997	999	336	96%	1,730	1.73	2,063	2.07
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	95%	1,511	1.50	1,801	1.78
TOTAL GEORGIA	14	Properties		1,036	4,270	96%	1,907	1.84	2,224	2.15

Camden Ballantyne	Charlotte	NC	1998	1,048	400	95%	1,779	1.70	2,104	2.01
Camden Cotton Mills	Charlotte	NC	2002	905	180	96%	1,729	1.91	2,036	2.25
Camden Dilworth	Charlotte	NC	2006	857	145	94%	1,784	2.08	2,089	2.44
Camden Fairview	Charlotte	NC	1983	1,036	135	95%	1,554	1.50	1,833	1.77
Camden Foxcroft	Charlotte	NC	1979	940	156	95%	1,443	1.54	1,727	1.84
Camden Foxcroft II	Charlotte	NC	1985	874	100	96%	1,554	1.78	1,866	2.13
Camden Gallery	Charlotte	NC	2017	743	323	96%	1,921	2.59	2,165	2.91
Camden Grandview	Charlotte	NC	2000	1,060	285	93%	2,121	2.00	2,398	2.26
Camden Grandview II	Charlotte	NC	2019	2,241	28	88%	4,067	1.81	4,239	1.89
Camden NoDa	Charlotte	NC	2023	789	387	94%	1,768	2.24	2,015	2.55
Camden Sedgebrook	Charlotte	NC	1999	972	368	95%	1,646	1.69	1,971	2.03
Camden South End	Charlotte	NC	2003	878	299	96%	1,856	2.11	2,132	2.43
Camden Southline	Charlotte	NC	2015	831	266	97%	2,028	2.44	2,288	2.75
Camden Stonecrest	Charlotte	NC	2001	1,098	306	95%	1,760	1.60	2,068	1.88
Camden Touchstone	Charlotte	NC	1986	899	132	93%	1,450	1.61	1,747	1.94
Total Charlotte	15	Properties		936	3,510	95%	1,802	1.92	2,087	2.23

Camden Asbury Village	Raleigh	NC	2009	1,009	350	96%	1,581	1.57	1,878	1.86
Camden Carolinian	Raleigh	NC	2017	1,118	186	95%	2,321	2.08	2,528	2.26
Camden Crest	Raleigh	NC	2001	1,012	442	96%	1,505	1.49	1,794	1.77
Camden Durham	Durham	NC	2024	892	420	96%	1,646	1.85	1,794	2.01
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	94%	1,669	1.60	2,004	1.92
Camden Lake Pine	Apex	NC	1999	1,066	446	97%	1,628	1.53	1,922	1.80
Camden Manor Park	Raleigh	NC	2006	966	484	95%	1,528	1.58	1,822	1.88
Camden Overlook	Raleigh	NC	2001	1,060	322	95%	1,648	1.55	1,963	1.85
Camden Reunion Park	Apex	NC	2000/2004	972	420	96%	1,455	1.50	1,740	1.79
Camden Village District	Raleigh	NC	2025	844	369	Lease-Up	1,985	2.35	2,119	2.51
Camden Westwood	Morrisville	NC	1999	1,022	360	93%	1,555	1.52	1,829	1.79
Total Raleigh	11	Properties		992	4,041	95%	1,644	1.66	1,892	1.91

TOTAL NORTH CAROLINA	26	Properties		966	7,551	95%	1,718	1.78	1,986	2.06

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2025

(Unaudited)							3Q25 Avg Monthly		3Q25 Avg Monthly
			Year Placed	Average	Apartment	3Q25 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Franklin Park	Franklin	TN	2018	967	328	94%	2,030	2.10	2,219	2.29
Camden Music Row	Nashville	TN	2016	903	430	96%	2,373	2.63	2,513	2.78
Camden West Nashville	Nashville	TN	2020	822	435	94%	1,850	2.25	2,024	2.46
TOTAL TENNESSEE	3	Properties		891	1,193	95%	2,088	2.34	2,257	2.53

Camden Amber Oaks	Austin	TX	2009	862	348	95%	$1,377	$1.60	$1,713	$1.99
Camden Amber Oaks II	Austin	TX	2012	910	244	96%	1,459	1.60	1,749	1.92
Camden Brushy Creek	Cedar Park	TX	2008	882	272	94%	1,449	1.64	1,705	1.93
Camden Cedar Hills	Austin	TX	2008	911	208	97%	1,594	1.75	1,893	2.08
Camden Gaines Ranch	Austin	TX	1997	955	390	96%	1,851	1.94	2,182	2.28
Camden Huntingdon	Austin	TX	1995	903	398	97%	1,497	1.66	1,808	2.00
Camden La Frontera	Austin	TX	2015	901	300	95%	1,475	1.64	1,720	1.91
Camden Lamar Heights	Austin	TX	2015	838	314	97%	1,723	2.06	1,966	2.35
Camden Leander	Leander	TX	2023	931	352	Lease-Up	1,472	1.58	1,573	1.69
Camden Rainey Street	Austin	TX	2016	873	326	96%	2,024	2.32	2,160	2.47
Camden Shadow Brook	Austin	TX	2009	909	496	93%	1,360	1.50	1,616	1.78
Camden Stoneleigh	Austin	TX	2001	908	390	93%	1,598	1.76	1,902	2.09
Total Austin	12	Properties		900	4,038	95%	1,570	1.74	1,832	2.04

Camden Addison	Addison	TX	1996	942	456	94%	1,580	1.68	1,854	1.97
Camden Belmont	Dallas	TX	2010/2012	946	477	96%	1,800	1.90	2,046	2.16
Camden Buckingham	Richardson	TX	1997	919	464	96%	1,528	1.66	1,838	2.00
Camden Centreport	Ft. Worth	TX	1997	912	268	95%	1,520	1.67	1,799	1.97
Camden Design District	Dallas	TX	2009	939	355	97%	1,678	1.79	1,937	2.06
Camden Farmers Market	Dallas	TX	2001/2005	934	906	95%	1,521	1.63	1,767	1.89
Camden Greenville	Dallas	TX	2017/2018	1,028	558	97%	2,078	2.02	2,273	2.21
Camden Henderson	Dallas	TX	2012	966	106	95%	1,951	2.02	2,223	2.30
Camden Legacy Creek	Plano	TX	1995	831	240	96%	1,664	2.00	1,941	2.34
Camden Legacy Park	Plano	TX	1996	870	276	96%	1,768	2.03	2,064	2.37
Camden Panther Creek	Frisco	TX	2009	946	295	94%	1,698	1.80	2,033	2.15
Camden Riverwalk	Grapevine	TX	2008	989	600	94%	1,857	1.88	2,141	2.17
Camden Valley Park	Irving	TX	1986	743	516	96%	1,376	1.85	1,671	2.25
Camden Victory Park	Dallas	TX	2016	861	423	97%	2,022	2.35	2,291	2.66
Total Dallas/Ft. Worth	14	Properties		920	5,940	95%	1,701	1.85	1,971	2.14

Camden City Centre	Houston	TX	2007	932	379	97%	1,610	1.73	1,938	2.08
Camden City Centre II	Houston	TX	2013	869	268	96%	1,560	1.80	1,896	2.18
Camden Cypress Creek	Cypress	TX	2009	993	310	94%	1,547	1.56	1,848	1.86
Camden Cypress Creek II	Cypress	TX	2020	950	234	94%	1,596	1.68	1,896	2.00
Camden Downs at Cinco Ranch	Katy	TX	2004	1,075	318	93%	1,641	1.53	1,949	1.81
Camden Downtown	Houston	TX	2020	1,052	271	97%	2,574	2.45	2,892	2.75
Camden Grand Harbor	Katy	TX	2008	959	300	92%	1,485	1.55	1,767	1.84
Camden Greenway	Houston	TX	1999	861	756	97%	1,541	1.79	1,838	2.14
Camden Heights	Houston	TX	2004	927	352	97%	1,674	1.81	1,987	2.14
Camden Highland Village	Houston	TX	2014/2015	1,172	552	94%	2,511	2.14	2,761	2.36
Camden Holly Springs	Houston	TX	1999	934	548	96%	1,456	1.56	1,748	1.87
Camden Long Meadow Farms	Richmond	TX	2024	1,462	188	Lease-Up	2,451	1.68	2,603	1.78
Camden McGowen Station	Houston	TX	2018	1,004	315	93%	2,096	2.09	2,407	2.40
Camden Northpointe	Tomball	TX	2008	940	384	94%	1,418	1.51	1,728	1.84
Camden Plaza	Houston	TX	2007	915	271	96%	1,797	1.96	2,080	2.27
Camden Post Oak	Houston	TX	2003	1,200	356	95%	2,701	2.25	3,047	2.54
Camden Spring Creek	Spring	TX	2004	1,080	304	94%	1,530	1.42	1,828	1.69
Camden Stonebridge	Houston	TX	1993	845	204	95%	1,296	1.53	1,607	1.90
Camden Sugar Grove	Stafford	TX	1997	921	380	92%	1,465	1.59	1,744	1.89
Camden Travis Street	Houston	TX	2010	819	253	93%	1,497	1.83	1,753	2.14
Camden Vanderbilt	Houston	TX	1996/1997	863	894	95%	1,670	1.94	2,004	2.32
Camden Whispering Oaks	Houston	TX	2008	936	274	96%	1,491	1.59	1,786	1.91
Camden Woodmill Creek	Spring	TX	2024	1,434	189	96%	2,389	1.67	2,638	1.84
Camden Woodson Park	Houston	TX	2008	916	248	94%	1,398	1.53	1,698	1.85
Camden Yorktown	Houston	TX	2008	995	306	91%	1,414	1.42	1,686	1.69
Total Houston	25	Properties		981	8,854	95%	1,739	1.77	2,034	2.07

TOTAL TEXAS	51	Properties		944	18,832	95%	1,691	1.79	1,971	2.09

TOTAL PROPERTIES	174	Properties		965	59,416	96%	$2,008	$2.08	$2,319	$2.40